Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of CEELOX INC. (Formerly, Nicaragua Rising Inc.), a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)
The Current Report on Form 10-K for the annual period ended December 31, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	March 31, 2011	/s/ GERRY EUSTON
Gerry Euston
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive and Financial Officer)